Exhibit 10.68

REPLY TO	DEPARTMENT OF THE ARMY U.S. ARMY RESEARCH, DEVELOPMENT AND ENGINEERING COMMAND ACQUISITION CENTER
ATTENTION OF	RESEARCH TRIANGLE PARK DIVISION P.O. BOX 12211 RESEARCH TRIANGLE PARK, NORTH CAROLINA 27709-2211

[stamp:] May 8, 2008

AMSRD-ACC-R  70-1t

Subject: Contract No. W911NF-08-C-0044 (Proposal 54590-CH-CB1)

Bio Protection Systems Corporation

Attn: Mr. Carl Langren

2901 S. Loop Drive

Suite 3360

Ames, IA 50010-8646

Dear Mr. Langren:

Enclosed for your retention is a signed copy of the subject contract.

All correspondence pertaining to the scientific and technical aspects of the contract should be directed to the Government technical monitor specified in the contract.  Other correspondence should be directed to Mr. Leroy R. Hardy at (919) 549-4237 or by email @leroy.r.hardy@us.army. mil.

Sincerely,

/s/Leroy R. Hardy Jr.

LEROY R. HARDY JR.
Contracting Officer

Enclosure

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	RATING	PAGE OF PAGES	1 of 17
2. CONTRACT (Proc. Inst. Ident) NO. W911NF-08-C0044	3. EFFECTIVE DATE 05 May 2008	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. 54590CHCBD08141	
5. ISSUED BY CODE W911NF US ARMY RDECOM ACQ CTR – W911NF 4300 S. MIAMI BLVD DURHAM NC 27703	6. ADMINISTERED BY (If other than Item 5) CODE See Item 5		
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code) BIOPROTECTION SYSTEMS CORPORATION 2901 S LOOP DR STE 3360 AMES IA 50010-8646 CODE 47EJ3 FACILITY CODE	8. DELIVERY [ ] FOB ORIGIN [X] OTHER (see below) 9. DISCOUNT FOR PROMPT PAYMENT Net 30 Days 10. SUBMIT INVOICES 3 (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN:	ITEM Section G	
11. SHIP TO/MARK FOR CODE W36QYT TRANSPORTATION OFFICE – W36QYT PR PROP BK ACCT DURHAM PO BOX 12211 RESEARCH TRIANGLE PARK NC 27709-2211	12. PAYMENT WILL BE MADE BY CODE HQ0303 DFAS ROCK ISLAND DFAS COLUMBUS DFAS-ROCK ISLAND / JAIBAC ATTN: ROCK ISLAND PO BOX: 182316 COLUMBUS OH 43218-2316		
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: [ ] 10 U.S.C. 2304(c) ( ) [ ] 41 U.S.C. 253(c) ( )	14. ACCOUNTING AND APPROPRIATION DATA See Schedule		

15A. ITEM NO.	15B. SUPPLIES / SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				
				15G. TOTAL AMOUNT OF CONTRACT	$69,990.00

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES	
X	A	SOLICITATION/CONTRACT FORM	1 - 3	X	I	CONTRACT CLAUSES	14 -16
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	4			PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	
X	C	DESCRIPTION/SPECS./WORK STATEMENT	5		J	LIST OF ATTACHMENTS	
X	D	PACKAGING AND MARKING	6			PART IV – REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	7		K	REPRESENTATIONS CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	8 - 9				
X	G	CONTRACT ADMINISTRATION DATA	10 - 11		L	INSTRS. CONDS. AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	12 - 13		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract,. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print) CARL LANGREN, CFO		20A. NAME AND TITLE OF CONTRACTING OFFICER Leroy R. Hardy Jr./KO	
19B. NAME OF CONTRACTOR By: /s/Carl Langren (Signature of person authorized to sign)	19C. DATE SIGNED 5/1/2008	20B. UNITED STATES OF AMERICA By: /s/Leroy R. Hardy Jr. (Signature of Contracting Officer)	20C. DATE SIGNED 05 MAY 08

NSN 7540-01-152-8069 26-107 STANDARD FORM 26 (REV. 4-85)

PREVIOUS EDITION UNUSABLE GPO 1985 O – 469-794 Prescribed by GSA FAR (48 CFR) 53.214(a)

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)

RATING:

PAGE OF PAGES: 1 | 17

2. CONTRACT (*Proc. Inst. Ident.*) NO.: W911NF-08-C0044

3. EFFECTIVE DATE: 05 May 2008

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.: 54590CHCBD08141

5. ISSUED BY — CODE: W911NF
US ARMY RDECOM ACQ CTR – W911NF
4300 S. MIAMI BLVD
DURHAM NC 27703

6. ADMINISTERED BY (*If other than Item 5*) — CODE:
See Item 5

7. NAME AND ADDRESS OF CONTRACTOR (*No., street, city, county, state and zip code*)
BIOPROTECTION SYSTEMS CORPORATION
2901 S LOOP DR STE 3360
AMES IA 50010-8646

CODE: 47EJ3 — FACILITY CODE:

8. DELIVERY
[ ] FOB ORIGIN [X] OTHER (*see below*)

9. DISCOUNT FOR PROMPT PAYMENT
Net 30 Days

10. SUBMIT INVOICES 3 (*4 copies unless otherwise specified*) TO THE ADDRESS SHOWN IN: — ITEM: Section G

11. SHIP TO/MARK FOR — CODE: W36QYT
TRANSPORTATION OFFICE – W36QYT
PR PROP BK ACCT DURHAM
PO BOX 12211
RESEARCH TRIANGLE PARK NC 27709-2211

12. PAYMENT WILL BE MADE BY — CODE: HQ0303
DFAS ROCK ISLAND
DFAS COLUMBUS
DFAS-ROCK ISLAND / JAIBAC
ATTN: ROCK ISLAND PO BOX: 182316
COLUMBUS OH 43218-2316

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
[ ] 10 U.S.C. 2304(c) ( ) [ ] 41 U.S.C. 253(c) ( )

14. ACCOUNTING AND APPROPRIATION DATA
See Schedule

15A. ITEM NO.	15B. SUPPLIES / SERVICES	15C. QUANTITY	15D. UNIT.	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				

15G. TOTAL AMOUNT OF CONTRACT: $69,990.00

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I – THE SCHEDULE				**PART II – CONTRACT CLAUSES**	
X	A	SOLICITATION/CONTRACT FORM	1 - 3	X	I	CONTRACT CLAUSES	14 -16
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	4			**PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS**	
X	C	DESCRIPTION/SPECS./WORK STATEMENT	5		J	LIST OF ATTACHMENTS	
X	D	PACKAGING AND MARKING	6			**PART IV – REPRESENTATIONS AND INSTRUCTIONS**	
X	E	INSPECTION AND ACCEPTANCE	7		K	REPRESENTATIONS CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	8 - 9				
X	G	CONTRACT ADMINISTRATION DATA	10 - 11		L	INSTRS. CONDS. AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	12 - 13		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT Contractor is required to sign this document and return _1____ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.). Your offer on Solicitation Number ____________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract,. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (*Type or print*)

20A. NAME AND TITLE OF CONTRACTING OFFICER
LEROY R. HARDY / CONTRACTING OFFICER
TEL 919-549-4237 EMAIL: leroy.r.hardy@us.army.mil

19B. NAME OF CONTRACTOR
By: ____________________
(*Signature of person authorized to sign*)

19C. DATE SIGNED

20B. UNITED STATES OF AMERICA
By: /s/Leroy R. Harding Jr.
(*Signature of Contracting Officer*)

20C. DATE SIGNED
05-May -2008

NSN 7540-01-152-8069 — 26-107 — STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE — GPO 1985 O – 469-794 — Prescribed by GSA PAR (48 CFR) 53.214(a)

SECTION B - Supplies or Services and Prices

CLIN 0001 (Firm Fixed Price)

B.1.         This is a Fixed Price Contract.

B.2.         Line Item Description.  In accordance with the terms and conditions of this contract, the Contractor, independently and not as an agent of the Government, shall provide all necessary materials, labor, equipment, and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incident to the satisfactory and timely performance of Contract Line Item Number(s).

ITEM NO 0001	SUPPLIES/SERVICES	QUANTITY	UNIT Dollars, U.S.	UNIT PRICE	AMOUNT
	SCIENTIFIC RESEARCH SERVICES
	FFP

Small Business Innovative Research (SBIR) proposal C081-105-0080, titled “Multiple Indication Adjuvants” sets forth the research to be completed under this contract line item number. The negotiated price of $69,998.00 shall be disbursed as delineated in the SubCLINs shown below.

	PURCHASE REQUEST NUMBER: 54590CHCBD08141
	PROJECT: 54590CHCBD
			NET AMT		$0.00

	ACRN AA				$0.00
	CIN: 54590CHCBD081410001

ITEM NO 0001AA	SUPPLIES/SERVICES	QUANTITY 1	UNIT Dollars, U.S.	UNIT PRICE $11,660.00	AMOUNT $11,660.00
	FIRST MONTHLY REPORT
	Firm Fixed Price
	Report due 30 days after the date specified in block 3 of the Standard Form 26. Payments shall be disbursed in accordance with the total amount delineated in each subclin listed herein.

	PURCHASE REQUEST NUMBER: 54590CHCBD08141
	PROJECT: 54590CHCBD
			NET AMT		$11,660.00

	ACRN AA				$11,660.00
	CIN: 54590CHCBD081410001AA

ITEM NO 0001AB	SUPPLIES/SERVICES	QUANTITY 1	UNIT Dollars, U.S.	UNIT PRICE $11,666.00	AMOUNT $11,666.00
	SECOND MONTHLY REPORT
	Firm Fixed Price
	Report due 60 days after the date specified in block 3 of the Standard Form 26. Payments shall be disbursed in accordance with the total amount delineated in each subclin listed herein.

	PURCHASE REQUEST NUMBER: 54590CHCBD08141
	PROJECT: 54590CHCBD
			NET AMT		$11,666.00

	ACRN AA				$11,666.00
	CIN: 54590CHCBD081410001AB

ITEM NO 0001AC	SUPPLIES/SERVICES	QUANTITY 1	UNIT Dollars, U.S.	UNIT PRICE $11,666.00	AMOUNT $11,666.00
	THIRD MONTHLY REPORT
	Firm Fixed Price
	Report due 90 days after the date specified in block 3 of the Standard Form 26. Payments shall be disbursed in accordance with the total amount delineated in each subclin listed herein.

	PURCHASE REQUEST NUMBER: 54590CHCBD08141
	PROJECT: 54590CHCBD
			NET AMT		$11,666.00

	ACRN AA				$11,666.00
	CIN: 54590CHCBD081410001AC

ITEM NO 0001AD	SUPPLIES/SERVICES	QUANTITY 1	UNIT Dollars, U.S.	UNIT PRICE $11,666.00	AMOUNT $11,666.00
	FOURTH MONTHLY REPORT
	Firm Fixed Price
	Report due 120 days after the date specified in block 3 of the Standard Form 26. Payments shall be disbursed in accordance with the total amount delineated in each subclin listed herein.

	PURCHASE REQUEST NUMBER: 54590CHCBD08141
	PROJECT: 54590CHCBD
			NET AMT		$11,666.00

	ACRN AA				$11,666.00
	CIN: 54590CHCBD081410001AD

ITEM NO 0001AE	SUPPLIES/SERVICES	QUANTITY 1	UNIT Dollars, U.S.	UNIT PRICE $11,666.00	AMOUNT $11,666.00
	FOURTH MONTHLY REPORT
	Firm Fixed Price
	Report due 150 days after the date specified in block 3 of the Standard Form 26. Payments shall be disbursed in accordance with the total amount delineated in each subclin listed herein.

	PURCHASE REQUEST NUMBER: 54590CHCBD08141
	PROJECT: 54590CHCBD
			NET AMT		$11,666.00

	ACRN AA				$11,666.00
	CIN: 54590CHCBD081410001AE

ITEM NO 0001AF	SUPPLIES/SERVICES	QUANTITY 1	UNIT Dollars, U.S.	UNIT PRICE $11,666.00	AMOUNT $11,666.00
	FINAL REPORT
	Firm Fixed Price
	See Section F.2 for final report due date. Payments shall be disbursed in accordance with the total amount delineated in each subclin listed herein.

	PURCHASE REQUEST NUMBER: 54590CHCBD08141
	PROJECT: 54590CHCBD
			NET AMT		$11,666.00

	ACRN AA				$11,666.00
	CIN: 54590CHCBD081410001AF

ITEM NO 0002	SUPPLIES/SERVICES	QUANTITY	UNIT Dollars, U.S.	UNIT PRICE $29,995.00	AMOUNT $29,995.00
OPTION	SCIENTIFIC RESEARCH SERVICES
	FFP

Small Business Innovative Research (SBIR) proposal C081-105-0080, titled “Multiple Indication Adjuvants” sets forth the research to be completed under this contract line item number.  The negotiated price of $29,995,00 shall be disbursed if the option period is exercised,

	PURCHASE REQUEST NUMBER: 54590CHCBD08141
	PROJECT: 54590CHCBD
			NET AMT		$29,995.00

SECTION C - Descriptions and Specifications

C.1.         Proposed Effort.  The FY 08 Small Business Innovative Research (SBIR) Program Phase I proposal C081-105-0080, titled “Multiple Indication Adjuvants”, sets forth the research to be performed under this contract and is incorporated by reference into the subject contract.  The work to be performed under this contract will be in accordance with the Contractor’s proposal and modifications to the contract, if any.

C.2.         Principle Investigator.  The Principle Investigator for this contract is Dr. Ramon Flick. Changes to the PI require prior approval and a modification to the contract.

SECTION D - Packaging and Marking

D.1.         Packaging (preservation and packing) and marking of deliverable items called for under this contract shall be in accordance with Contractor’s best commercial practice to insure safe arrival at destination.

SECTION E - Inspection and Acceptance

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
0001AA	Destination	Government	Destination	Government
0001AB	Destination	Government	Destination	Government
0001AC	Destination	Government	Destination	Government
0001AD	Destination	Government	Destination	Government
0001AE	Destination	Government	Destination	Government
0001AF	Destination	Government	Destination	Government
0002	Destination	Government	Destination	Government

THE FOLLOWING CONTRACT CLAUSE IS PERTINENT TO THIS SECTION AND HEREBY INCORPORATED BY REFERENCE:

REF #:	FAR CLAUSE	CLAUSE TITLE AND DATE
1	52.246-9	INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT FORM) APR 1984

E.1.          The contractor will submit all scientific reports to the office specified in Section F.2. of the contract for inspection and acceptance.  Reports shall he prepared in accordance with the SBIR Program Solicitation and in accordance with Sections F.2 of this contract.

SECTION F - Deliveries or Performance

CLIN	DATE	QTY	SHIP TO ADDRESS	UIC
0001			TRANSPORTATION OFFICE - W36QYT PR PROP BK ACCT DURHAM PO BOX 12211 RESEARCH TRIANGLE PARK NC 27709-2211 FOB: Destination	W36QYT
0001AA	04 JUN 2008	1	(Same as stated above)
0001AB	04 JUL 2008	1	(Same as stated above)
0001AC	03 AUG 2008	1	(Same as stated above)
0001AD	02 SEP 2008	1	(Same as stated above)
0001AE	02 OCT 2008	1	(Same as stated above)
0001AF	01 NOV 2008	1	(Same as stated above)
0002	N/A	1	(Same as stated above)	N

NOTICE: THE FOLLOWING CONTRACT CLAUSES PERTINENT TO THIS SECTION ARE HEREBY INCORPORATED BY REFERENCE:

REF. NO.	FAR CLAUSE NUMBER	CLAUSE TITLE AND DATE

1.	52.242-15	STOP-WORK ORDER (AUG 1989)
2.	52.247-34	F.O.B. DESTINATION (NOV 1991)

F.1.                             Period Of Performance:  The research called for by this contract shall be performed during the six month period of performance from the effective date shown in block 3 of the Standard Form 26 or contract cover page.

F.2.                             Delivery of Data:  Reports called for by this contract must be delivered as follows:

(a)                                  Monthly Status Reports — The reports will be submitted on a monthly basis and will be submitted electronically in PDF format to the following e-mail address: reports@aro.army.mil.  Hard copies will be accepted if electronic submission is not possible.  If hard copies are sent, send 2 copies of the Monthly Status Report to the appropriate address below. Reports will identify (1) the name of the contractor, (2) the contract number, (3) the Contract Line Item Number (CLIN) being billed against and (4) the period of performance.

VIA U.S. MAIL:	VIA OVERNIGHT CARRIER:
U.S. Army Research Office ATTN: Mr. Bill Bratton P.O. Box 12211 Research Triangle Park, NC 27709-2211 Email: bill.bratton@us.army.mil	U.S. Army Research Office ATTN: Mr. Bill Bratton 4300 South Miami Blvd. Durham, NC 27703-9142 PH: 919-549-4220

(b)                                 Final Technical Report - A Final Technical Report (FTR) shall be submitted electronically in PDF format to the following e-mail address: http://www.arl.army.mil/main/main/default.cfm?Action=29&Page=218.  Hard copies will be accepted if electronic submission is not possible.  If hard copies are sent, send 2 copies to the appropriate address shown above.

The FTR report will be delivered within 30 calendar days after the expiration of the Performance Period (F.1 ) or any extensions thereto. Administrative costs are permitted for the development of this report, but total payment not-to-exceed the total negotiated contract line item amount. The report shall include a completed SF298, “Report Documentation Page” as the first page, identifying the purpose of the work, a brief description of the work, the findings or results, and potential applications of the effort. The SF298 may be published by DoD, and therefore must not contain proprietary or classified information. The balance of the report should indicate in detail the project objectives; work carried out, and results obtained. In completing the SF 298, the following issues need to be addressed:

(1) Block 12a (Distribution/Availability Statement) of the SF 298 in each unclassified final report must contain the following statements (see www.aro.army.mil/forms):

•                                          Distribution authorized to U.S. Government Agencies only; contains proprietary information.

(2) Block 13 (Abstract) of the SF 298 must include as the first sentence, “Report developed under SBIR contract W911NF-08-C-0044” for topic “CBD08-105”.  The abstract must identify the purpose of the work, a brief description of the work performed, results achieved and potential applications of the effort. Since the DoD will publish the abstract, it must not contain proprietary or classified data.

(3) Block 14 (Subject Terms) of the SF298 must include the term “SBIR Report.”

(4)                                  DD Form 882, Report of Inventions and Subcontracts. Submit two copies with the Final Technical Report.

Note:  The final payment is subject to an approved Final Technical Report.  The U.S. Army Research Office has the responsibility to submit a copy of the Final Technical Report to the Defense Technical Information Center (DTIC).

SECTION G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 97 0809 0400 2601 018129 8 6N 6N7C 60605502BPM 255Y 8PM54590CHSAPM 8XSAPM 018129

AMOUNT: $69,990.00

CIN 54590CHCBD081410001AA: $11,660.00

CIN 54590CHCBD081410001AB: $11,666.00

CIN 54590CHCBD081410001AC: $11,666.00

CIN 54590CHCBD081410001AD: $11,666.00

CIN 54590CHCBD081410001AE: $11,666.00

CIN 54590CHCBD081410001AF: $11,666.00

Note:

1.               Final payment should be made upon receipt of the approved Final Technical Report.

2.               Contractor costs incurred after the period of performance for the preparation and shipping of the Final Technical Report are allowable if within the contract ceiling amount.

G.1.                          Contract Administration. Personnel assigned to the office shown in Block #5 of Standard Form 26, Contract Cover Page, will administer this contract.

G.2.                          Contracting Officer’s Technical Representative (COR).

Dr. Jennifer Becker
US Army Research Office
P.O. Box 12211
Research Triangle Park, NC 27709-2211
Voice: (919) 549-4224
FAX: (919) 549-4310

G.3.                          Defense Contract Audit Agency (DCAA)

Minneapolis Branch Office — 03541
250 Marquette Avenue
Suite 525
Minneapolis, MN 55401
Phone No: 612-343-7750
Fax No: 612-343-7774
E-mail: dcaa-fao3541@dcaa.mil

G.4.                          Payment Information and Inquiries.

a)                                      This manual process shall only be used temporary until be the Army is fully operational on the WAWF system.  Once the WAWF system is functional Mr. Bill Bratton will notify all contractors.

b)                                     The contractor shall submit its payment invoices electronically (preferably with monthly report) to reports@aro.army.mil or bill.bratton@us.army.mil.  If this is not possible, you may fax the invoice only to 919-549-4310 to “Attention Mr. Bill Bratton”.

c)                                      The contractor shall include the following information on all vouchers:

1.                                       The Contractor shall identify on all vouchers:  Name and Address of the Contractor.

2.                                       Invoice Date (The contractor is encouraged to date invoices as close as possible to the date of the mailing or transmission).

3.                                       Contract Number

4.                                       Description of services performed.

5.                                       Name (where applicable), title, telephone number, and mailing address of person to be notified in the event of a defective invoice.

6.                                       Any other pertinent information or documentation required by the contract (verification that a monthly report was submitted).

7.                                       Invoice #

8.                                       Cage Code

d)                                     The ARO Invoice Processing personnel will then obtain the appropriate signatures on the certification form for payments and send them BY FAX to the cognizant DFAS payment office. DFAS customer service is 1-800-756-4571.  The DFAS payment office is identified on the face of the SF26.

Note:  All invoices must identify the CLIN and sub-CLIN under which payment is being requested. INVOICES, WHICH DO NOT IDENTIFY THE PROPER CLIN(S), WILL BE REJECTED BY THE PAYMENT OFFICE AS IMPROPER.  If DFAS discovers one or more errors in the invoice, it will note the errors on the invoice and fax it to the contractor for revision or execution of required certifications.  The contractor may then revise the invoice and fax it back to DFAS for continued processing.  The contractor should contact DFAS to verify receipt of the fax.  This process is estimated to take thirty days or more.

SECTION H - Special Contract Requirements

H.1.                           Release of Information and Acknowledgment of Sponsorship

a.               Neither the contractor nor any of his employees shall release or publish any news related to this contract without providing a copy to the Contracting Officer Representative (CORI/COTR).

b.              The contractor agrees that in the release of information relating to this contract, such release shall include a statement to the effect that the project or effort depicted was or is sponsored by the U.S. Army Research Office, and that the content of the information does not necessarily reflect the position or the policy of the Government, and no official endorsement should be inferred.

c.               For the purpose of this provision, “information” includes news releases, articles, manuscripts, brochures, advertisements, still and motion pictures, speeches, trade association proceedings, symposia, etc.

d.              The contractor further agrees to include this provision in any subcontract awarded as a result of this contract.

H.2.                           Research Responsibility

a.               The contractor shall bear responsibility for the conduct of the research specified in the contractor’s proposal identified in the contract. The contractor will exercise judgment in obtaining the stated research objectives within the limits of the terms and conditions of the contract; provided, however, that the contractor will obtain the contracting officer’s (CO) approval to change the Statement of Work. Consistent with the foregoing the contractor shall conduct the work as set forth in his proposal and accepted by the contract award.

b.              The Contractor shall notify the CO if the principal investigator plans to devote less effort to the project than specified in the proposal and, prior to a change in the PI, the Contractor shall notify the CO and request approval of a replacement.

H.3.                           Section K - Representations and Certifications

Section K — Representations and Certifications, and Other Statement of Offerors, as completed by the Contractor in relation to this contract, is hereby incorporated by reference.

H.4.                           Option

This contract is renewable, at the option of the Government and may be exercised at any time prior to the end of the time of performance cited in Section F. Should the Government exercise this option, written notification will be provided to the contractor by modification to this contract signed by the Contracting Officer.

H.5.                           Contractor Manpower Reporting

The Office of the Assistant Secretary of the Army (Manpower & Reserve Affairs) operates and maintains a secure Army data collection site where the contractor will report ALL contractor manpower (including subcontractor manpower) required for performance of this contract. The contractor is required to completely fill in all the information in the format using the following web address: https://contractormanpower.army.pentagon.mil.

The required information includes the following:

1.               Contracting Office, Contracting Officer, Contracting Officer’s Technical Representative;

2.               Contract number, including task and delivery order number;

3.               Beginning and ending dates covered by reporting period;

4.               Contractor name, address, phone number, e-mail address, identity of contractor employee entering data;

5.               Estimated direct labor hours (including sub-contractors);

6.               Estimated direct labor dollars paid this reporting period (including sub-contractors);

7.               Total payments (including sub-contractors);

8.               Predominant Federal Service Code (FSC) reflecting services provided by contractor (and separate predominant FSC for each sub-contractor if different);

9.               Estimated data collection cost;

10.         Organizational title associated with the Unit Identification Code (UIC) for the Army Requiring Activity (the Army Requiring Activity is responsible for providing the contractor with its UIC for the purposes of reporting this information);

11.         Locations where contractor and sub-contractors perform the work (specified by zip code in the United States and nearest city, country, when in an overseas location, using standardized nomenclature provided on website);

12.         Presence of deployment or contingency contract language;
Number of contractor and sub-contractor employees deployed in theater this reporting period (by country).  As part of its submission, the contractor will also provide the estimated total cost (if any) incurred to comply with this reporting requirement.  Reporting period will be the period of performance not to exceed 12 months ending 30 September of each government fiscal year and must be reported by 31 October of each calendar year.  Contractors may use a direct XML data transfer to the database server or fill in the fields on the website.  The XML direct transfer is a format for transferring files from a contractor’s systems to the secure web site without the need for separate data entries for each required data element at the web site.  The specific formats for the XML direct transfer may be downloaded from the web site.

SECTION I - Contract Clauses

CLIN 0001 (Firm, Fixed Price)

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

FAR 52.252-2 Clauses Incorporated by Reference (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://arlinside.arl.mil/offices/procure/library.htm or http://farsite.hill.af. mil/VFFARa.htm

FAR CLAUSE #	TITLE	DATE
FAR 52.202-1	Definitions	(JUL 2004)
FAR 52.203-3	Gratuities	(APR 1984)
FAR 52.203-5	Covenant Against Contingent Fees	(APR 1984)
FAR 52.203-6	Restrictions on Subcontractor Sales to the Government	(SEP 2006)
FAR 52.203-7	Anti-Kickback Procedures	(JUL 1995)
FAR 52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	(JAN 1997)
FAR 52.203-10	Price or Fee Adjustment for Illegal or Improper Activity	(JAN 1997)
FAR 52.203-12	Limitation on Payments to Influence Certain Federal Transactions	(SEP 2007)
FAR 52.204-4	Printed or Copied Double-Sided on Recycled Paper	(AUG 2000)
FAR 52.204-7	Central Contractor Registration	(JUL 2007)
FAR 52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	(SEP 2006)
FAR 52.211-8	Time of Delivery	(JUN 1997)
FAR 52.215-2	Audit & Records-Negotiation	(JUN 1999)
	Alt II	(APR 1998)
FAR 52.215-8	Order of Precedence Uniform Contract Format	(OCT 1997)
FAR 52.215-10	Price Reduction For Defective Cost or Pricing Data	(OCT 1997)
FAR 52.215-12	Subcontractor Cost Or Pricing Data	(OCT 1997)
FAR 52.215-14	Integrity of Unit Prices	(OCT 1997)
FAR 52.215-15	Pension Adjustments and Asset Reversions	(OCT 2004)
FAR 52.215-19	Notification of Ownership Changes	(OCT 1997)
FAR 52.217-9	Option to Extend the Term of the Contract	(MAR 2000)
FAR 52.219-8	Utilization of Small, Small Disadvantaged and Women-Owned Small Business Concerns	(MAY 2004)
FAR 52.219-14	Limitations on Subcontracting	(DEC 1996)
FAR 52.222-3	Convict Labor	(JUN 2003)
FAR 52.222-26	Equal Opportunity	(MAR 2007)
FAR 52.222-35	Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era	(SEP 2006)
FAR 52.222-36	Affirmative Action for Workers with Disabilities	(JUN 1998)
FAR 52.222-37	Employment Reports on Special Disabled Veterans and Veterans of the Vietnam Era	(SEP 2006)
FAR 52.222-50	Combating Trafficking in Persons	(AUG 2007)
FAR 52.223-6	Drug-Free Workplace	(MAY 2001)
FAR 52.223-14	Toxic Chemical Release Reporting	(AUG 2003)
FAR 52.227-1	Authorization and Consent	(DEC 2007)
	Alternate I	(APR 1984)
FAR 52.227-2	Notice and Assistance Regarding Patent and Copyright Infringement	(DEC 2007)
FAR 52.227-11	Patent Rights — Ownership by the Contractor	(DEC 2007)
FAR 52.228-7	Insurance—Liability to Third Persons	(MAR 1996)
FAR 52.229-3	Federal, State, and Local Taxes	(APR 2003)
FAR 52.232-2	Payments under Fixed-Price Research and Development Contracts	(APR 1984)
FAR 52.232-9	Limitation on Withholding of Payments	(APR 1984)
FAR 52.232-17	Interest	(JUN 1996)

FAR CLAUSE #	TITLE	DATE
FAR 52.232-23	Assignment of Claims	(JAN 1986)
FAR 52.232-25	Prompt Payment	(OCT 2003)
FAR 52.232-33	Payment by Electronic Funds Transfer Payment	(OCT 2003)
FAR 52.233-1	Disputes	(JUL 2002)
FAR 52.233-3	Protest After Award	(AUG 1996)
	Alternate I	(JUN 1985)
FAR 52.242-1	Notice of Intent to Disallow Costs	(APR 1984)
FAR 52.242-13	Bankruptcy	(JUL 1995)
FAR 52.243-1	Changes-Fixed Price	(AUG 1987)
	Alternate V	(APR 1984)
FAR 52.244-2	Subcontracts (Fixed Price)	(JUN 2007)
FAR 52.244-5	Competition in Subcontracting	(DEC 1996)
FAR 52.246-23	Limitation of Liability	(FEB 1997)
FAR 52.247-63	Preference for U.S.-Flag Air Carriers	(JUN 2003)
FAR 52.249-1	Termination for Convenience of the Gov (Fixed Price) (Short Form)	(APR 1984)
FAR 52.249-9	Default (Fixed Price Research and Development)	(APR 1984)
FAR 52.253-1	Computer Generated Forms	(JAN 1991)

FAR 52.215-19	Notification of Ownership Changes	(OCT 1997)

(a)          The Contractor shall make the following notifications in writing:

(1)  When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

(2)  The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

(b)         The Contractor shall —

(1)  Maintain current, accurate, and complete inventory records of assets and their costs;

(2)  Provide the ACO or designated representative ready access to the records upon request;

(3)  Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractor’s ownership changes; and

(4)  Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

(c)          The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

I.2.  DEFENSE ACQUISITION REGULATION SUPPLEMENT (48 CFR CHAPTER 2) CLAUSES:

DFARS CLAUSE #	TITLE	DATE
DFARS 252.201-7000	Contracting Officer’s Representative	(DEC 1991)
DFARS 252.203-7001	Prohibition on Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	(DEC 2004)
DFARS 252.204-7001	Commercial and Government Entity (CAGE) Code Reporting	(AUG 1999)
DFARS 252.204-7003	Control of Government Personnel Work Product	(APR 1992)
DFARS 252.204-7004	Alternate A, Central Contractor Registration	(SEP 2007)
DFARS 252.205-7000	Provision of Information to Cooperative Agreement Holders	(DEC 1991)
DFARS 252.209-7004	Subcontracting with Firms That are Owned or Controlled by the Government of a Terrorist Country	(DEC 2006)
DFARS 252.225-7001	Buy American Act and Balance of Payments Program.	(JUN 2005)
DFARS 252.225-7002	Qualifying Country Sources as Subcontractors.	(APR 2003)
DFARS 252.225-7012	Preference for Certain Domestic Commodities	(MAR 2008)
DFARS 252.225-7016	Restriction on Acquisition of Ball and Roller Bearings.	(MAR 2008)
DEARS 252.227-7016	Rights in Bid or Proposal Information	(JUN 1995)
DFARS 252.227-7017	Identification and Assertion of Use, Release, or Disclosure Restrictions	(JUN 1995)
DFARS 252.227-7018	Rights in Noncommercial Technical Data and Computer Software—Small Business Innovation Research (SBIR) Program.	(JUN 1995)
DFARS 252.227-7019	Validation of Asserted Restrictions-Computer Software	(JUN 1995)
DEARS 252.227-7028	Technical Data or Computer Software Previously Delivered to the Government	(JUN 1995)
DFARS 252.227-7030	Technical Data — Withholding of Payment	(MAR 2000)
DFARS 252.227-7037	Validation of Restrictive Markings on Technical Data	(SEP 1999)
DFARS 252.227-7039	Patents — Reporting of Subject Inventions	(APR 1990)
DFARS 252.231-7000	Supplemental Cost Principles	(DEC 1991)
DFARS 252.232-7003	Electronic Submission of Payment Requests	(MAR 2008)
DFARS 252.232-7010	Levies on Contract Payments	(DEC 2006)
DFARS 252.235-7003	Frequency Authorization	(DEC 1991)
DEARS 252.235-7010	Acknowledgment of Support & Disclaimer	(MAY 1995)
DFARS 252.235-7011	Final Scientific or Technical Report	(NOV 2004)
DFARS 252.247-7023	Transportation of Supplies By Sea	(MAY 2002)

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Transaction Information

Award Type:	Definitive Contract	Prepared Date:	04/18/2008 16:14:34	Prepared User:	LEROY.R.HARDY.W911NF@US
Award Status:	Final	Last Modified Date:	05/05/2008 18:28:16	Last Modified User:	LEROY.R.HARDY.W911NF@US

Document Information

	Agency	Procurement Identifier	Modification No	Trans No
Award ID:	9700	W911NF08C0044	0	0
Referenced IDV ID:				

Reason For Modification: PLEASE SELECT BY CLICKING THE (...) BUTTON

Solicitation ID:

Dates		Amounts	
Date Signed:	05/05/2008	Action Obligation:	$69,:
Effective Date:	05/05/2008	Base And Exercised Options Value:	$69,:
Completion Date:	10/21/2008	Base And All Options Value:	$99,:
Est. Ultimate Completion Date:	01/19/2009	Fee Paid for Use of Indefinite Delivery Vehicle:	

Purchaser Information

Contracting Office Agency ID:	2100	Contracting Office Agency Name:	DEPT OF THE ARMY
Contracting Office ID:	W911NF	Contracting Office Name:	XR W2DF RDECOM ACQ CTR DURI
Funding Agency ID:	2100	Funding Agency Name:	DEPT OF THE ARMY
Funding Office ID:	W911NF	Funding Office Name:	XR W2DF RDECOM ACQ CTR DURI
Funded By Foreign Entity:	☐	Reason For Inter-Agency Contracting:	Select One

Contractor Information **Socio Economic Data**

CCR Exception: PLEASE SELECT CCR EXCEPTION BY CLICKING THE ELLIPSIS (...) BUTTON

Vendor Name:	BIOPROTECTION SYSTEMS CORPOR/
DBAN:	
Street:	2901 S LOOP DR STE 3360
Street2:	
City:	AMES
State:	IA Zip: 500108646
Congressional District:	IOWA 04
Country:	UNITED STATES
Phone:	
Fax No:	
DUNS No:	6067270760000
Contractor Name From Contract:	BIOPROTECTION SYSTEMS CORPOF

☐ Veteran Owned	☐ Asian Pacific	☐ Tribal Gover
☐ 8(a) Firm	☐ Service Disabled Vet	☐ Black Ownec
☐ Hub Zone	☐ Local Government	☐ Native Ameri
☐ SDB	☐ Minority Institution	☐ Asian Indian
☐ JWOD (Sheltered Workshop)	☐ American Indian	☐ Non-Profit O
☐ HBCU	☐ State Government	☐ Hispanic Ow
☐ Educational Institution	☐ Federal Government	☐ Emerging Sr
☐ Women Owned	☐ Minority Owned Business	☐ Hospital

Organization Type	Number of Employees	Annual Rev
CORPORATE NOT TAX	11	$10

Contract Data

Type of Contract:	Fixed Price
Multi Year Contract:	☐
Major Program:	
National Interest Action:	None
Cost Or Pricing Data:	No

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Purchase Card Used As Payment Method:	☐
Letter Contract:	☐
Performance Based Service Acquisition: * FY 2004 and prior; 80% or more specified as performance requirement * FY 2005 and later; 50% or more specified as performance requirement	☐
Contingency Humanitarian Peacekeeping Operation:	Select One
Contract Financing:	Not Applicable
Cost Accounting Standards Clause:	☐
Number Of Actions:	1
Consolidated Contract: (* > $5 Million)	☐

Legislative Mandates		Principal Place of Performance	
Clinger Cohen Act:	☐	Principal Place Of Performance Code (State, Location, Country):	IA 01855 US
Service Contract Act:	☐	Principal Place Of Performance Name:	AMES
Walsh-Healey Act:	☐	Congressional District Place Of Performance:	IOWA 04
Davis Bacon Act:	☐	Place Of Performance Zip Code(+4):	50010 - 8646

Product Or Service Information

Product/Service Code:	AZ11	Description: R&D-OTHER R & D-B RES
Principal NAICS Code:	541712	Description: RESEARCH AND DEVELOPMENT IN THE PHYSICAL
Bundled Contract: (* > $5 Million)	Not a bundled requirement	
System Equipment Code:	000	
Country of Product Origin:	US UNITED STATES	
Place of Manufacture:	Not Applicable	
Use Of Recovered Material:	No Clauses Included	
InfoTech Commercial Item Category:	Not IT Products or Services	
Claimant Program Code:	S1	Description: SERVICES
Sea Transportation:	No	
GFE/GFP Provided Under This Action:	☐	
Use Of EPA Designated Products:	Not Required	
Description Of Requirement: (4000 characters)	BASIC CONTRACT AWARD	

Competition Information

Extent Competed For Referenced IDV:			
Extent Competed:	Full and Open Competition after exclusion of sources		
Solicitation Procedures:	Negotiated Proposal/Quote		
Type Of Set Aside:	Small Business Set Aside - Total		
Evaluated Preference:	No Preference used		
SBIR/STTR:	Small Business Innovation Research Program Phase I Action		
Statutory Exception To Fair Opportunity:	Select One		
Reason Not Competed:	Select One		
Number Of Offers Received:	9	Pre Award FBO Synopsis:	☑
Small Business Competitiveness Demonstration Program:	☐	SBA/OFPP Synopsis Waiver Pilot:	☐
Commercial Item Test Program:	☐	Alternative Advertising:	☐

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Commercial Item Acquisition Procedures:	☐	A76 Action:	☐

Preference Programs / Other Data

Contracting Officer's Business Size Selection:	Small Business
Subcontract Plan:	Plan Not Required
Price Evaluation Percent Difference:	0 %
Reason Not Awarded To Small Disadvantaged Business:	No Known SDB Source
Reason Not Awarded To Small Business:	Select One

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